                                                                   EXHIBIT 10.4
                              AMENDMENT NUMBER ONE
                                     to the
                      RESIDUAL FINANCING FACILITY AGREEMENT
                      dated as of the 23rd day of June 1999
                                 by and between
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                       and
                             NC CAPITAL CORPORATION

         This AMENDMENT NUMBER ONE is made this 23rd day of June, 2000, by and between NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Residual Financing Facility Agreement, dated as of the 23rd day of June 1999, by and between the Borrower and the Lender (the "Agreement").

                                    RECITALS

         WHEREAS, the Lender and the Borrower desire to amend the Agreement, subject to the terms hereof, to extend the term thereof and to provide for certain other changes as further provided herein.

         WHEREAS, in order to induce the Lender to enter into this Amendment Number One, the Borrower has agreed to pay to the Lender a commitment fee in an amount equal to $150,000;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Effective as of June 23, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

                    "TERMINATION DATE" shall mean September 28, 2000 or such
              earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended by Lender in its sole discretion.

         SECTION 2. Effective as of June 23, 2000, Section 2.1 of the Agreement is hereby amended to read in its entirety as follows:

                    2.1 AGREEMENT TO LEND. Subject to the terms and conditions of this Agreement, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, Greenwich shall make available to the Borrower a secured credit facility in an aggregate principal amount not to exceed $21,000,000 at any one time outstanding (the "FACILITY AMOUNT"), against which the Borrower may borrow, prepay, in whole or in part, and reborrow at any time (and without limit on the number of times) before the Termination Date. The amount of each Loan drawn down by the Borrower shall be at least $100,000. Notwithstanding the foregoing, no additional Loans shall be made hereunder without the mutual consent of the Borrower and the Lender, each in their sole discretion, after June 23, 2000.

         SECTION 3. Effective as of June 23, 2000, Section 2.5 of the Agreement is hereby amended by adding to read in its entirety as follows:

                    2.5 REPAYMENT OF THE LOANS. Each Loan outstanding shall
              be repaid in full on the Termination Date, together with accrued but unpaid interest thereon. In addition to the foregoing, the Borrower hereby agrees to make a principal payment of $1,000,000 in reduction of the principal amount outstanding hereunder on each of the following days: July 25, 2000, August 25, 2000 and September 25, 2000.

         SECTION 4. Effective as of June 23, 2000, Section 9.1 of the Agreement is hereby amended by adding the following new Subsection (o) to read in its entirety as follows:

              (o) The Borrower shall fail to appoint a backup servicer reasonably acceptable to the Lender for all of the Securitization Transactions which are subject to this Agreement by July 26, 2000, or such backup servicer resigns or is removed for any reason at any time thereafter.

         SECTION 5. Effective as of June 23, 2000, Section 2.5 of the Agreement is hereby amended to read in its entirety as follows:

                    5.12 NET WORTH. The Borrower will at all times maintain
              Tangible Net Worth of not less than the greatest of (i) $40,000,000 measured on a monthly basis (as at the end of each month); (ii) 85% of Tangible Net Worth at the end of the most recently completed fiscal year plus (a) 90% of capital contributions made during such fiscal year plus (b) 50% of positive year to date net income; or (iii) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of the Borrower for borrowed money.

         SECTION 6. In order to induce the Lender to enter into this amendment with the Borrower, the Borrower hereby agrees to pay the to Lender, in addition to any other amounts required pursuant to the Agreement, a commitment fee equal to $150,000 to be paid to the Lender upon execution of this Amendment Number One. Such commitment fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions. This Amendment Number One shall be effective upon Lender's receipt of such commitment fee and Lender's execution of this Amendment Number One.

         SECTION 7. DEFINED TERMS. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         SECTION 8. LIMITED EFFECT. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

                                   2
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         SECTION 9. GOVERNING LAW. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         SECTION 10. COUNTERPARTS. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

                                    3
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                  IN WITNESS WHEREOF, the Borrowers and the Lender have
caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   NC CAPITAL CORPORATION
                                  (Borrower)


                                      By: /s/ John Kantalis
                                         ------------------------------------
                                      Name:  John Kantalis
                                           ----------------------------------
                                      Title: SVP
                                            ---------------------------------


                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   (Lender)


                                       By:  /s/ Anthony Palmisano
                                         ------------------------------------
                                       Name: Anthony Palmisano
                                           ----------------------------------
                                       Title:  Vice Predident
                                             --------------------------------

ACKNOWLEDGED AND AGREED BY:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name: Patrick Flanagan
     -----------------------------------
Title: EVP/COO
      ----------------------------------

NEW CENTURY FINANCIAL CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name: Patrick Flanagan
     -----------------------------------
Title: EVP
      ----------------------------------